EXHIBIT 10.2

                                LETTER OF INTENT


     This Letter of Intent ("LOI") is made this 9th day of August, 2002 by and between Vivendi Universal Games, Inc. (formerly Vivendi Universal Interactive Publishing North America, Inc.) ("VIVENDI"), a Delaware corporation with offices at 6080 Center Drive, Los Angeles, California, 90045, and INTERPLAY ENTERTAINMENT CORP., a Delaware corporation with offices at 16815 Von Karman Avenue, Irvine, California 92606 ("INTERPLAY").

     WHEREAS, Vivendi and Interplay previously have entered into that certain Distribution Agreement, dated August 23, 2001, as amended (the "OLD DISTRIBUTION AGREEMENT"), which agreement, among other things, includes the product entitled "***" ("***");

     WHERAS, concurrently with the execution of this Agreement, Vivendi and Interplay are entering into a separate Video Game Distribution Agreement dated as of August 9, 2002 (the "NEW DISTRIBUTION AGREEMENT");

     WHEREAS, Vivendi and Interplay desire to amend both the Old Distribution Agreement and the New Distribution Agreement to (i) remove *** from the Old Distribution Agreement and add it to the New Distribution Agreement, and (ii) allow Vivendi to offset amounts due to Interplay under the New Distribution Agreement against any/all amounts which may be due from Interplay to Vivendi under the Old Distribution Agreement with respect to "true-ups" of the general reserve under SECTION 6.8 of the Old Distribution Agreement;

     WHEREAS, while Vivendi and Interplay expect to and shall use their good faith efforts to enter into a more detailed written and mutually satisfactory amendment to the Old Distribution Agreement and the New Distribution Agreement (the "DEFINITIVE Agreement"), the parties now desire to enter into this BINDING LOI to facilitate timely execution of the New Distribution Agreement. Unless otherwise specified herein, all capitalized terms shall have the meanings set forth in the New Distribution Agreement.

     NOW THEREFORE, in consideration of the mutual terms, conditions and covenants hereinafter set forth, the parties agree as follows:

CONDITION PRECEDENT          The  obligations  of the parties  contained  herein
                             are   conditioned  on  the  mutual   execution  and
                             delivery of the New Distribution Agreement.

REMOVAL  OF  ***  FROM       The  parties  shall  amend  the  Old   Distribution
THE OLD DISTRIBUTION         Agreement to remove *** therefrom,  and the parties
AGREEMENT AND ADDITION       shall amend the New  Distribution  Agreement to add
OF  ***  TO THE NEW          *** as a Partner Product on EXHIBIT B thereto.
DISTRIBUTION AGREEMENT


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

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RIGHT OF OFFSET              The  parties  shall  amend  the  Old   Distribution
                             Agreement and/or the New Distribution Agreement, as applicable, to provide that Vivendi shall have
                             the  right  to  deduct   from   any/all   Interplay
                             Proceeds    (including   any   Minimum    Guarantee
                             payments)   owed  to   Interplay   under   the  New
                             Distribution  Agreement  any/all  amounts which may
                             be owed from  Interplay  to Vivendi or a  permitted
                             affiliate   thereof  under  the  Old   Distribution
                             Agreement with respect to and upon "true-ups" of the General Reserve performed in accordance with and defined in SECTION 6.8 of the Old Distribution
                             Agreement.   With   respect   to  the  ***   period
                             commencing   in  ***,   and  for  each  ***  period
                             thereafter,  such  amendment  shall also reduce the
                             settlement   period   of   such   General   Reserve
                             "true-ups" as provided under the Old Distribution Agreement under Section 6.8(b) from *** after each *** period to *** after each *** period. (For purposes of clarification, the "true-up" for the *** period ending *** shall still be subject to a *** settlement period.)

OLD  DISTRIBUTION            Subject  to the  foregoing,  all  other  terms  and
AGREEMENT AND NEW            conditions  of the Old  Distribution  Agreement and
DISTRIBUTION AGREEMENT       the New Distribution  shall remain unchanged and in
TO REMAIN UNCHANGED          full force and effect.
IN ALL OTHER RESPECTS

 INTERPLAY ENTERTAINMENT CORP.           VIVENDI UNIVERSAL GAMES, INC.


By:     /s/ Phil O'Neil                  By:     /s/ Herve Caen
   ----------------------------             ------------------------------------
Title:  President, PPG                    Title: CEO & President
      -------------------------                ---------------------------------

*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

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